UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/17/2013

NB&T FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23134

OHIO	31-1004998
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

48 N South Street, Wilmington, OH 45177
(Address of principal executive offices, including zip code)

937-382-1441
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On December 17, 2013, Daniel A. DiBiasio informed NB&T Financial Group, Inc. ("NBTF") of his decision not to stand for re-election to the Board of Directors of NBTF and its wholly-owned subsidiary, The National Bank and Trust Company, due to conflicting demands on his time. Dr. DiBiasio will serve the remainder of his term to expire at the 2014 annual meeting of the shareholders of NBTF.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NB&T FINANCIAL GROUP, INC.

Date: December 18, 2013	By:	/s/ Craig F. Fortin
Craig F. Fortin
Senior Vice President, Chief Financial Officer